Jim Zimmer Marketing Director, U.S. Herbicides "Field of Dreams" Tour June 13, 2003

Certain statements contained in this presentation, such as statements concerning the company's anticipated financial results, current and future product performance, regulatory approvals, currency impact, business and financial plans and other non-historical facts are "forward-looking statements." These statements are based on current expectations and currently available information. However, since these statements are based on factors that involve risks and uncertainties, the company's actual performance and results may differ materially from those described or implied by such forward-looking statements. Factors that could cause or contribute to such differences include, among others: fluctuations in exchange rates and other developments related to foreign currencies and economies; increased generic and branded competition for the company's Roundup herbicide; the accuracy of the company's estimates and projections, for example, those with respect to product returns and grower use of our products and related distribution inventory levels; the effect of weather conditions and commodity markets on the agriculture business; the success of the company's research and development activities and the speed with which regulatory authorizations and product launches may be achieved; domestic and foreign social, legal and political developments, especially those relating to agricultural products developed through biotechnology; the company's ability to continue to manage its costs; the company's ability to successfully market new and existing products in new and existing domestic and international markets; the company's ability to obtain payment for the products that it sells; the company's ability to achieve and maintain protection for its intellectual property; the effects of the company's accounting policies and changes in generally accepted accounting principles; the company's exposure to lawsuits and other liabilities and contingencies, including those related to intellectual property, regulatory compliance (including seed quality), environmental contamination and antitrust; the company's ability to fund its short-term financing needs; general economic and business conditions; political and economic conditions due to threat of future terrorist activity and related military action; and other risks and factors detailed in the company's filings with the U.S. Securities and Exchange Commission. Undue reliance should not be placed on these forward-looking statements, which are current only as of the date of this presentation. The company disclaims any current intention to revise or update any forward-looking statements or any of the factors that may affect actual results, whether as a result of new information, future events or otherwise. Forward-Looking Statements

Trends in agriculture Monsanto's U.S. business strategy Roundup, seed and traits Value and importance of relationships Agenda

Key U.S. Crops and Growing Regions Heartland Northern Crescent Prairie Gateway Northern Great Plains Basin & Range Fruitful Rim Southern Seaboard Mississippi Portal Eastern Uplands U.S. Agricultural Regions Source: USDA Corn Soybeans Wheat Cotton 2002 79.054 73.758 60.358 13.963 2003F 79 73.2 61.7 14.3 U.S. Planted Acreage 2002 and 2003F

U.S. Agriculture Production Expenditures Source: USDA U.S. Total Seed and Chemical Production Costs by Crop Corn Soybeans Wheat Cotton 2000 375 254.1 173.86 517.66 2001 4.1 3.4 0.7 1.4 Fuel Non-Occupation Farming Farming-Occupation, Low-Sales Farming-Occupation, High-Sales Large Very Large Family East 10.2 14.6 13.4 9.5 10.2 6.8 10.1 7.9 3.3 14 Supplies, Repairs & Construction Chemicals, Fertilizers & Seeds Farm Service Interest & Taxes Rent Machinery & Vehicles Labor Livestock Feed 10.2% 14.6% 13.4% 9.5% 10.2% 6.8% 10.1% 7.9% 3.3% 14.0% Farm Expenditures by Major Inputs

U.S. Agriculture Market Trends Flexibility - Ability to manage more acres with less time and labor; fewer growers farming more acres Cost improvements - Maintain quality while reducing input costs Higher yields - Improved productivity drives profitability Retailers - Full service fertilizer and chemical retailers are transitioning to primary seed and trait suppliers

Roundup Remains U.S. Market Leader Despite Increased Competition Millions of gallons * POG (Use) reflects Monsanto estimates of actual use by grower, known as product on ground or POG 40 38 MON Full-Year Sales and POG Volumes 56 49 Market Full-Year POG (Use)* 2003 Forecast 2002 Actual 2002 Results: Overall market decline because of unfavorable weather Roundup was U.S. market leader with 77% brand share Continued pricing pressure, down 11% Roundup WeatherMAX launch enhanced high-value product offerings 2003 Expectations: Overall glyphosate market growth in mid- teens Continued competitive pricing environment Aggressive market share defense Bulk tank distribution remains key Monsanto competitive advantage Low 70s 77% Brand Share 2003 Forecast 2002 Actual U.S. Roundup Brand Volumes U.S. Roundup Brand Share

U.S. Roundup Strategy Solidifies Brand Position in Highly Competitive Market



Market Value Added
Roundup WEATHERMAX
Roundup ULTRA MAX
Touchdown IQ
Roundup ORIGINAL
Touchdown
Glyphomax Plus
GlyStar
Monsanto Private Labels
Glyphos Extra
ClearOut 41+
Monsanto
Competitor
Discount to WeatherMAX

Source: Monsanto estimates based on market research

MONSANTO

8

1996 1999 2002 * Share of U.S. Grower Input Costs: seeds, traits, herbicides, insecticides (includes all Monsanto herbicides, branded and licensed technologies sold by other seed companies) ** Monsanto traits only for cotton (no Monsanto branded seeds) Seed and Trait Expansion Has Allowed Monsanto to Earn Larger Share of U.S. Grower Purchases 8% 42% 52% Soybeans Monsanto Share* All Other: Non Monsanto Monsanto Herbicide Monsanto branded seed and traits Monsanto traits sold by others East 92.1 7 0.7 0.2 All Other - Non Monsanto Monsanto Herbicide Monsanto Branded Seed & Trait Monsanto Traits Sold by Others 2002 58 19.2 15.1 7.7 Cotton ** 10% 31% 45% Monsanto Share* All other Chem Seed traits Sold by others East 90 3 0 7 All other Chem Seed traits Sold by others East 69 11 0 20 All other Chem Seed traits Sold by others East 55 18 0 27 Source: Monsanto, industry estimates All other (non-Monsanto) inputs Monsanto branded seed and traits Monsanto herbicide Monsanto traits sold by others Corn 7% 17% 19% Monsanto Share* All other Chem Seed traits East 92.7 7.2 0 0 All other Chem Seed traits Sold by others East 83 7.6 7.6 2.2 All other Chem Seed traits Sold by others East 81 8.9 6.7 3.1

Strong Seed Market Share Positions Enable Rapid Adoption of Monsanto Technology Source: Doane Market Research U.S. Corn Market Share U.S. Soybean Market Share 2001 2002 2001 2002 Branded 0.205 0.202 0.93 0.96 Licensed 0.11 0.12 2001 2002 2001 2002 Branded 0.101 0.121 0.46 0.6 Licensed 0.33 0.33 Trait Penetration in Monsanto Brands Market Share Trait Penetration in Monsanto Brands Market Share

U.S. trait acres grew 13% in 2002 U.S. Bollgard II cotton and YieldGard Rootworm corn launched in 2003 U.S. early order intentions for 2003 look good, particularly in corn Biotechnology Continues To Grow from Existing Traits U.S. Planted Biotech Acres Acres planted with Monsanto technology (millions) 1996 1997 1998 1999 2000 2001 2002 Soybeans 1.2 7.9 29.1 40.5 45 54.8 60 Corn 0 2.3 12.3 17.6 17.3 18.9 26 Cotton 1.8 2.7 4.8 8.2 9.7 11.2 10.4 Canola 0 0 0 0.2 0.7 0.9 0.9 Source: Monsanto estimates

U.S. Growers Remain Satisfied with Biotech Trait Performance Source: Marketing Horizons Percent very/somewhat satisfied 96% 93% 93% 0% 20% 40% 60% 80% 100% Roundup Ready Soybeans Roundup Ready Corn YieldGard Corn Borer 95% 97% 96% 97% 92% 96% 97% 86% 83% 93% 96% '98 '99 '00 '01 '02 '98 '99 '00 '01 '02 '99 '00 '01'02

Conventional Conventional RR 2000 Est. seed 18 17 17 59 herbicide 34 21 14 17 Roundup Ready 9 8.6 $52 $38 $40 Technology Herbicide Seed 1995 2002 $ per acre Roundup Ready Soybeans Conventional Soybeans Roundup Ready Soybean System Delivers Superior Value to Farmers Conventional Soybeans Source: Doane Market Research Grower System Cost

U.S. Cotton Trait Penetration Has Shifted to Stacked Products as Growers Realize Greater Value Roundup Ready acres Stacked trait acres Bollgard acres Market share Bollgard II launched in 2003 Multiple traits have been introduced giving growers greater options; products of choice are stacked Rapid penetration of technology demonstrates value, cost and yield advantages for growers Value proposition most apparent in stacked traits 47% of traits sold in 2002 were stacked 1996 1997 1998 1999 2000 2001 2002 Bollgard 1.8 2 2 2 1.1 0.5 0.3 Bollgard 1.8 2 2 2 1.1 0.5 0.3 Stacked 0 0 0.7 2.4 4.1 5.6 4.8 Millions of acres Market share

Opportunity for Corn Trait Growth Is Significant Source: Sparks 42% 25% 16% 36% 6% 26% 27% 35% 30% 22% 38% 48% 51% 49% 49% 3% 33% 39% 24% 53% 32% 37% 36% 36% 25% 38% 5% 2002 biotech trait penetration of total cultivated corn acres 15% or less 16% - 30% 31% - 45% 45% or greater

Trait Stacking Is One-Stop Shopping for Farmer; Incremental Margin for Monsanto 2003F: 75% - 80% of Monsanto brands will carry at least one trait 30% - 35% of Monsanto brands will be stacked Traditional Base Seed Total Grower price per acre at U.S. retail based on individual trait values $0 $10 $20 $30 $40 $50 $60 $70 $80 Roundup Trait Corn Potential

Retailers Have Significant Influence Over Grower Purchasing Decisions Source: Marketing Horizons Herbicide Recommendations General Agronomic Issues Information on Latest Seed Technologies Rely almost totally on local ag-chem dealer 35 32 27 Rely on a mix of ag-chem dealers and company reps 57 59 68 Rely almost totally on company reps 4 3 9 Don't know 4 6 6 2002 Growers 2002 Growers 2002 Growers Herbicide Recommendations General Agronomic Issues Information on Latest Seed Technologies

As Ag Market Evolves, Monsanto Offers Retailer Best High-Tech Options, Margins Commitment to retail distribution reinforced in late 1990s Roundup bulk tank system introduced Introduction of branded seed and traits to retailer portfolio Rapid uptake of biotech traits Best margin opportunities for retailers reside with new technologies High-tier Roundup WeatherMAX preserves gross margin for retailer Seeds and traits add new sales opportunities Newest biotech innovations -- including stacked traits -- add incremental value Source: Marketing Horizons - July 2002 66% 36% 48% Monsanto DEKALB/Asgrow DuPont Pioneer Syngenta NK/Novartis Seeds 0% 20% 40% 60% 80% 100% Percent rating determined by top four on a 1-10 scale (Base = 463 Retailers) "Overall, as a supplier of both crop chemicals and seeds, rate each company."

Monsanto Focuses Heavily on Improving Grower Relationships Percent of U.S. growers surveyed Source: Marketing Horizons Monsanto Asgrow/DEKALB DuPont Pioneer Syngenta Northrup King Excellent / Good 70 72 64 63 9 7 Monsanto Asgrow/DEKALB DuPont Pioneer Syngenta Northrup King 2002 2002 2002 "Overall as a supplier of both crop chemicals and seeds, rate each company."

Innovation Continually upgrade product portfolio with technology that makes true difference in performance Introduce innovations that raise the bar from existing solutions Develop new products with input from customers - market needs inform focused, productive R&D investment Relationships Seed licensee, retailer and grower relationships are critical at each point in the chain What's wrapped around the product is as important as what's inside Commitments Deliver on conservative growth assumptions during a challenging transition period Success in Today's U.S. Agricultural Market Depends on Innovations, Relationships and Focus